UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

          Date of Report (Date of Earliest Event Reported): May 24, 2001

                          Commission file number 1-5270

                              SOFTNET SYSTEMS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



               Delaware                                     11-1817252
--------------------------------------------------------------------------------
    (State or other jurisdiction of                      (I.R.S. Employer
    incorporation or organization)                    Identification Number)


                         650 Townsend Street, Suite 225
                         San Francisco, California 94103
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


                                 (415) 365-2500
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


--------------------------------------------------------------------------------

Item 5.  Other Events

On May 24, 2001 the Company announced that it has retained Bear, Stearns & Co. as financial advisor to advise the board of directors on strategic options for the Company. The Company also announced that Ronald I. Simon, who has been serving at the request of the board as acting chairman and chief executive officer, has resigned these positions to return to his status as director and consultant to the company. Edward A. Bennett, also a director, has been elected as acting non-executive chairman. George L. Hernandez, vice president finance and administration, has been given the responsibility of acting chief operating officer.

A copy of the press release  concerning  this  appointment is attached hereto as
Exhibit 99.1.




Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits


          (c) Exhibits. The following document is filed as an exhibit to this report:

               1.   Exhibit 99.1 - Press Release dated May 24, 2001.

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                SoftNet Systems, Inc.
                                                --------------------------------
                                                (Registrant)

Date:  May 24, 2001                      By:  /s/  Ronald I. Simon
                                                --------------------------------
                                                 Ronald I. Simon
                                                 Director

                              SoftNet Systems, Inc.
                                  Exhibit Index
                                   to Form 8-K


             Exhibit No.             Description
                      99.1           Press Release dated May 24, 2001.